UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Acquisition Agreement

On June 3, 2021, RE/MAX Holdings, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) to acquire the North American operations of RE/MAX INTEGRA, which is the sub-franchisor of the RE/MAX brand in five Canadian provinces (New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, and Prince Edward Island) and nine U.S. states (Connecticut, Indiana, Maine, Massachusetts, Minnesota, New Hampshire, Rhode Island, Vermont, and Wisconsin) (collectively, the “Acquisition”). The Purchase Agreement was entered into by and among A La Carte U.S., LLC, A La Carte Investments Canada, Inc., RE/MAX, LLC, Brodero Holdings, Inc., and Fire-Ball Holdings Corporation, Ltd.  Each of A La Carte U.S., LLC, A La Carte Investments Canada, Inc. and RE/MAX, LLC is an indirect subsidiary of the Company.

The Company entered into the Purchase Agreement in order to expand its company-owned regional operations. The purchase price to be paid by the Company under the Purchase Agreement to acquire these regions is approximately $235 million in cash. The Acquisition, which is subject to customary closing conditions, is expected to close in the third quarter. The parties to the Purchase Agreement have made certain representations, warranties, and covenants that are customary for a transaction of this nature.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Financing of the Acquisition

The Company has obtained a commitment for debt financing to pay the purchase price of the Acquisition pursuant to an Incremental Term Facility Commitment Letter (the “Commitment Letter”) dated June 3, 2021, between RE/MAX, LLC and JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to which JPMorgan has agreed to provide an incremental term facility in an aggregate principal amount up to $235 million under the Amended and Restated Credit Agreement, dated as of December 15, 2016, among RE/MAX, LLC, RMCO, LLC, the lenders from time to time party thereto and JPMorgan, as administrative agent, and the other parties party thereto, on the terms and subject to the conditions set forth in the Commitment Letter. The funding of the incremental debt pursuant to the Commitment Letter is contingent upon closing of the Acquisition and other customary conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creating of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Commitment Letter set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, the Company announced that Nick Bailey has been promoted to President of the Company and of RE/MAX, LLC. In his role as President, he will lead all aspects of the RE/MAX brand and business globally. Mr. Bailey has served as RE/MAX Chief Customer Officer since September 2019. Biographical information for Mr. Bailey is included in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 15, 2021, under the heading “Compensation Discussion and Analysis—Our Named Executive Officers.” There is no arrangement or understanding between Mr. Bailey and any other person pursuant to which Mr. Bailey was appointed as President and Mr. Bailey has no family relationship with any director or executive officer of the Company. Mr. Bailey has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure. *

On June 3, 2021, the Company issued a press release regarding the Acquisition described in Item 1.01. The press release is furnished as Exhibit 99.1.

The Company will hold a conference call to discuss the Acquisition on June 4, 2021 at 8:30 a.m. eastern time. Interested parties can access the call by using the call-in information provided in the press release.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated June 3, 2021, by and among A La Carte U.S., LLC, A La Carte Investments Canada, Inc., RE/MAX, LLC, Brodero Holdings, Inc., and Fire-Ball Holdings Corporation, Ltd.
10.1	Commitment Letter, dated June 3, 2021, by and between RE/MAX, LLC and JPMorgan Chase Bank, N.A.
99.1	Press Release issued on June 3, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*   The information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Acquisition, including the anticipated timing for closing the Acquisition and the potential benefits of the Acquisition, and statements regarding the financing of the Acquisition under the Commitment Letter. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include (1) the pending Acquisition may not be consummated on the terms described herein, if at all, (2) the Company’s ability to successfully close the Acquisition and financing of the Acquisition and to integrate the acquired regions into its business, (3) the intended benefits of the Acquisition may not be realized, (4) the global COVID-19 pandemic, which has impacted the Company and continues to pose significant and widespread risks to the Company’s business, (5) changes in the real estate market or interest rates and availability of financing, (6) changes in business and economic activity in general, (7) the Company’s ability to attract and retain quality franchisees, (8) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (9) changes in laws and regulations, (10) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (11) the Company’s ability to implement its technology initiatives, and (12) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial

Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: June 3, 2021	By:	/s/ Karri Callahan
Name: Karri Callahan
Title: Chief Financial Officer